THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 29, 2019 (this "Amendment"), is by and among SIFCO Industries, Inc., an Ohio corporation (“SIFCO”), and Quality Aluminum Forge, LLC, an Ohio limited liability company (“Quality Forge” and, together with SIFCO, collectively, the “Borrowers” and each, individually, a “Borrower”), any other Loan Parties party hereto, and JPMorgan Chase Bank, N.A., a national banking association (the “Lender”).

RECITALS

A.    The Borrowers, any other Loan Parties party thereto, and the Lender are parties to a Credit Agreement dated as of August 8, 2018 (as it may be amended or modified from time to time, the “Credit Agreement”).

B.    The Borrowers and any other Loan Parties desire to amend the Credit Agreement, and the Lender is willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement and the Security Agreement shall be retroactively amended effective as of the Effective Date as follows:

1.1    Section 5.13 of the Credit Agreement is restated as follows:

SECTION 5.13 Depository Banks. At all times on and after the date 90 days after the Effective Date, each of the Borrowers and their Domestic Subsidiaries will maintain the Lender as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business; provided, however, that the Loan Parties may maintain each of the deposit and lockbox accounts set forth in Section B of the Perfection Certificate for each such Loan Party so long as (a) all funds and other proceeds are swept or transferred into an account maintained with the Lender promptly after receipt, (b) the Loan Parties deliver a signed account control agreement acceptable to the Lender with respect to each such account on or before October 31, 2018, and (c) on or before June 30, 2019 (or such later date agreed to in writing by the Lender in its sole discretion) each of the deposit and lockbox accounts set forth in Section B of the Perfection Certificate for each such Loan Party shall be closed and transferred to the Lender.

ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Lender that:

2.1    This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2    After giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

2.3    After giving effect to this Amendment, no Default exists or has occurred and is continuing, and no Default will be caused after giving effect to this Amendment.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1    The Loan Parties and the Lender shall have signed this Amendment.

3.2    The Lender shall have received such other documents, if any, as the Lender may request.

ARTICLE IV. MISCELLANEOUS.

4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, as amended previously and as further amended from time to time.

4.2    Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

4.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment shall be governed by and construed in accordance with the internal laws and not the law of conflicts of the State of Ohio, but giving effect to federal laws applicable to national banks. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures or signatures sent by other electronic imaging shall be effective as originals.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

BORROWERS:

SIFCO INDUSTRIES, INC.

By:	/s/ Thomas R. Kubera
Name: Tom Kubera
Title: Chief Financial Officer

QUALITY ALUMINUM FORGE, LLC

By:	/s/ Thomas R. Kubera
Name: Tom Kubera
Title: Treasurer

SIFCO Third Amendment Signature Page

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Matthew McLuckey
Name: Matthew McLuckey
Title: Authorized Officer

SIFCO Third Amendment Signature Page